Exhibit 25(c)




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         FORM T-1

         SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549

         STATEMENT OF ELIGIBILITY
         UNDER THE TRUST INDENTURE ACT OF 1939 OF A
         CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE
         ELIGIBILITY OF A TRUSTEE PURSUANT TO
         SECTION 305(b)(2)           |__|



         THE BANK OF NEW YORK
         (Exact name of trustee as specified in its charter)


New York                                    13-5160382
(State of incorporation                    (I.R.S. employer
if not a U.S. national bank)                identification no.)

48 Wall Street, New York, N.Y.              10286
(Address of principal executive offices)    (Zip code)





                                  CPL CAPITAL I
               (Exact name of obligor as specified in its charter)


Delaware                                    To Be Applied For
(State or other jurisdiction of             (I.R.S. employer
incorporation or organization)              identification no.)

539 North Carancahua Street
Corpus Christi, Texas                       78401-2802
(Address of principal executive offices)    (Zip code)

                             ______________________

                              Preferred Securities
                       (Title of the indenture securities)


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          1. General  information.  Furnish the following  information as to the
Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.
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                  Name                                        Address
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         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.  10006, and Albany,
                                                     N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York  10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.
         None.  (See Note on page 3.)

16.      List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



         NOTE


          Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



         SIGNATURE



          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of March, 1997.


         THE BANK OF NEW YORK



         By:     /S/VIVIAN GEORGES
             Name:  VIVIAN GEORGES
             Title: ASSISTANT VICE PRESIDENT